Business Combinations	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business Combinations
Note 3. Business Combinations
Second Spectrum Acquisition
On June 15, 2021, the Company acquired all outstanding equity interests in Second Spectrum, Inc (“Second Spectrum”) for a total consideration of $198.3 million including $115.0 million in cash and $83.3 million in equity, reflecting a working capital adjustment of $1.1 million in the fourth quarter of fiscal year 2021. Second Spectrum is a leading provider of cutting-edge data tracking and visualization solutions that partners with elite football and basketball clubs, leagues, federations, and media organizations around the world. The financial results of Second Spectrum have been included in the Company’s consolidated statements of operations statements since the acquisition date of June 15, 2021.
Consideration Transferred
The summary computation of consideration transferred is presented as follows (in thousands):

Consideration Transferred
Cash for outstanding Second Spectrum capital stock (1)	$111,535
Fair value of Genius Sports Limited common stock issued for outstanding Second Spectrum capital stock (2)	83,291
Cash for vested outstanding Second Spectrum equity awards (3)	3,490

Total consideration transferred	$198,316

(1)	Includes cash consideration paid to former Second Spectrum shareholders totaling $111.5 million.
(2)
Represents the issuance of 4.7 million shares of the Company’s common stock at June 15, 2021 closing price of $17.74 per share to the former Second Spectrum shareholders. See Note 18 – Fair Value Measurements for details of additional shares issuance of 2.7 million shares on February 2, 2022 and additional 1.7 million shares issued in 2023 to the sellers that received equity consideration, pursuant to the terms and conditions of the business combination agreement.

(3)
Includes $3.5 million cash settlement of Second Spectrum’s vested outstanding stock options as of June 15, 2021 associated with the pre-acquisition
services provided by former Second Spectrum shareholders.

Purchase Price Allocation
Fair values are based on management’s analysis including work performed by third party valuation specialists. The following table summarizes the fair value of assets acquired and liabilities assumed on the acquisition date of June 15, 2021, with the excess recorded as goodwill (in thousands):

Fair value of net assets acquired
Cash and cash equivalents	$43,865
Accounts receivables, net	1,126
Prepaid expenses	252
Other current assets	1
Property and equipment, net	5,187
Intangible assets, net	83,800
Other assets	167
Goodwill (1)	101,411

Total assets acquired	$235,809

Accounts payable	273
Accrued expenses	13,961
Deferred revenue	6,670
Other current liabilities	454
Deferred tax liability	16,135

Total liabilities assumed	$37,493

Total consideration transferred	$198,316

(1)	Reflects a working capital adjustment of $1.1 million in the fourth quarter of fiscal year 2021
The following table sets forth the components of identifiable intangible assets acquired and their weighted average useful lives by major class of intangible assets as of the acquisition date of June 15, 2021 (in thousands):

	Useful Lives	As of June 15, 2021
	(years)	(in thousands)
Technology	3	$50,000
Marketing products (1)	3 – 15	33,800

Total intangible assets acquired subject to amortization		$83,800

(1)	Includes customer relationships of $31.0 million with a useful life of 3 years and trademarks of $2.8 million with a useful life of 15 years
Goodwill is primarily attributed to expected growth in new contracted customer contracts, new technologies anticipated from the acquisition and the assembled workforce of Second Spectrum. The goodwill acquired will not generate amortization deductions for income tax purposes.
Unaudited Pro Forma Information
The following unaudited pro forma financial information presents combined results of operations for the period presented as if the acquisition of Second Spectrum had occurred on January 1, 2020 (in thousands):

Year Ended December 31,
2021
Pro forma revenue	$272,281
Pro forma net loss	(588,284)
The unaudited pro forma financial information has been presented for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the acquisition taken place on the date indicated, or the future consolidated results of operations of the Company. The pro forma financial information presented above has been derived from the historical consolidated financial statements of the Company and from the historical accounting records of Second Spectrum.

FanHub Acquisition
On June 9, 2021, the Company acquired all outstanding equity interests in Fan Hub Media Holdings Pty Limited (“FanHub”) for cash of approximately $13.2 million and equity of approximately $19.0 million. FanHub is a leading provider of free-to-play
(F2P) games and fan engagement solutions and provides a suite of technology solutions built around three core service offerings: games, betting and social activation. The Company included the financial results of FanHub in the consolidated financial statements from the date of the acquisition. The Company incurred transaction costs of $0.4 million in the second quarter of fiscal year 2021 in connection with the acquisition of FanHub which was recorded in transaction expenses in the consolidated statements of operations. In allocating consideration transferred based on estimated fair values, the Company recorded $13.0 million of newly acquired intangible assets including Technology and Marketing Products and $20.5 million of goodwill. The goodwill is not deductible for US income tax purposes. The acquisition was not material to the Company’s consolidated financial statements.
Spirable Acquisition
On August 17, 2021, the Company acquired all outstanding equity interests in Photospire Limited (“Spirable”) for an aggregate consideration transferred of $43.5 million including cash, equity and contingent consideration of $27.2 million, $9.7 million and $6.6 million, respectively. Spirable, based in London, United Kingdom, is a leading creative performance platform that allows brands, agencies and rights holders to create, automate and optimize highly personalized content. The Company incurred transaction costs of $2.8 million in the third quarter of fiscal year 2021 in connection with the acquisition of Spirable which was recorded in transaction expenses in the consolidated statements of operations. In allocating consideration transferred based on estimated fair values, the Company recorded $13.8 million of newly acquired intangible assets including Technology and Marketing Products and $30.5 million of goodwill. The goodwill is not deductible for US income tax purposes. The acquisition is not material to the Company’s consolidated financial statements. In the year ended December 31, 2022, the Company recorded $3.2 million gain from fair value remeasurement of contingent consideration.